SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 29, 1995

                                  HARDINGE INC.
                         -------------------------------
               (Exact name of registrant as specified in charter)

          New York                     0-15760             16-0470200
------------------------------     ----------------   ---------------------
 (State or other jurisdiction     (Commission File        (IRS Employer
       of incorporation)               Number)         Identification No.)

                    One Hardinge Drive, Elmira, N.Y. 14902
             ---------------------------------------------------
             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (607) 734-2281

Item 2.  Acquisitions of Assets

          On November 29, 1995, Hardinge Inc. ("Hardinge") acquired all of the issued and outstanding shares of capital stock ("Kellenberger Stock") of
     L. Kellenberger & Co., AG, a corporation organized and existing under the laws of Switzerland ("Kellenberger"), and all of the issued and outstanding shares of capital stock ("Kellenberger Inc. Stock") of Kellenberger Incorporated, a New York corporation ("Kellenberger Inc."). The acquisition of the Kellenberger Stock and the Kellenberger Inc. Stock as well as the consummation of the transactions related thereto, are sometimes referred to herein as the "Acquisition". The Acquisition was consummated in accordance with the terms of a Stock Purchase Agreement, dated as of November 16, 1995 (the "Stock Purchase Agreement"), by and among Hardinge, Kellenberger and each of Leon Kellenberger, Ernst Albert Weber, Leonhard Kellenberger and Ralph Kellenberger, Christina Kellenberger, Gerda Kellenberger and Jurg Kellenberger (collectively referred to herein as the "Selling Shareholders").

          The total consideration paid by Hardinge to the Selling Shareholders in respect of the Kellenberger Stock was S.fr. 21,000,000, including S.fr. 2,000,000 paid into an escrow account to secure for the benefit of Hardinge, for a period of 18 months from the closing date, certain indemnification obligations of the Selling Shareholders provided for in the Stock Purchase Agreement. The total consideration paid by Hardinge for the Kellenberger Inc. Stock was $1.00. The purchase prices paid by Hardinge for the Kellenberger Stock and the Kellenberger Inc. Stock were determined on the basis of arm's length negotiations between the parties. As of the date of the Acquisition, Kellenberger and Kellenberger Inc. became wholly-owned subsidiaries of Hardinge.

          In connection with the Acquisition, Kellenberger entered into a revised employment agreement with Jurg Kellenberger, who prior to the Acquisition was the Managing Director of Kellenberger. Also in connection with the Acquisition, Kellenberger Inc. entered into a revised employment agreement with Kenneth Leach, who will continue as President of Kellenberger Inc.

          To finance the Acquisition, Hardinge borrowed S.fr. 20,900,000 under its Credit Agreement, dated August 1, 1994, with The Chase Manhattan Bank (National Association), National Westminster Bank, USA, and Chemical Bank.

          The Stock Purchase Agreement and certain of the exhibits thereto is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The brief summaries of the material provisions of the Stock Purchase Agreement set forth above are qualified in their entirety by reference to the Stock Purchase Agreement filed as an exhibit hereto.

          Kellenberger is principally involved in the design, manufacture and sale of high precision grinding machines. Kellenberger Inc. is principally a sales subsidiary for sale of Kellenberger products into the U.S. and Canada. The press release issued by Hardinge Inc. in respect of the Acquisition is filed as an exhibit hereto.

Item 7.  Financial Statements and Exhibits

(a) Financial statements of business acquired

   The following financial statements of L. Kellenberger & Co., AG and Subsidiary are filed herewith as Item 7(a):

       Report of the Group Auditors, STG-Coopers & Lybrand
       Consolidated Balance Sheet as of December 31, 1994 and 1993 Consolidated Statement of Income for the years ended December 31, 1994 and 1993
       Consolidated Statement of Cash Flow for the years ended December 31,
         1994 and 1993
       Notes to Consolidated Financial Statements
       Unaudited Consolidated Balance Sheet as of September 30, 1995 and 1994, and unaudited Consolidated Statements of Income and of Cash Flow for. the nine months ended September 30, 1995 and 1994.
       Reconciliation of net income (loss) as reported for the years ended
         December 31, 1994 and 1993 and the nine months ended September 30, 1995 to US GAAP.

(b) Pro Forma financial information

   The Pro Forma Consolidated Balance Sheet as of September 30, 1995 and the Pro Forma Consolidated Statement of Income for the nine months ended September 30, 1995 and the year ended December 31, 1994 reflecting on a pro forma basis the acquisition of L. Kellenberger & Co., AG by Hardinge Inc.

Exhibits:

     Exhibit 2 Stock Purchase Agreement, made as of November 16, 1995, by and among Leon Kellenberger, Ernst Albert Weber, Leonhard Kellenberger, Ralph Kellenberger, Christina Kellenberger, Gerda Kellenberger, Jurg Kellenberger,
                    L. Kellenberger & Co. AG, and Hardinge Inc., including Exhibits 1.2, 2 and 3 thereto.

     Exhibit 99.1   Press Release dated November 29, 1995

Item 7(a)

STG-         Schweizerische Treuhandgesellschaft-    St. Leonhard-Strasse 7
Coopers      Coopers & Lybrand AG                    Postfach
& Lybrand                                            CH-9001 St. Gallen

                                                     Telefon 071 30 08 00
                                                     Fax 071 30 08 10

Report of the Group Auditors to the
General Meeting of
Kellenberger-Group
St Gallen

We have audited the consolidated financial statements of Kellenberger-Group presented by the board of directors for the year ended December 31, 1994 and 1993 in accordance with the provisions of the law. Our audit was conducted in accordance with auditing standards promulgated by the profession. We confirm that we meet the legal requirements concerning professional qualification and independence.

Based on our examination we conclude that the consolidated financial statements are in accordance with the provisions of the law and the principles of consolidation and valuation described in the notes to the consolidated financial statements.

We recommend that the consolidated financial statements submitted to you be approved.

St. Gallen, December 22, 1995

                                 Schweizerische Truehandgesellschaft-
                                 Coopers & Lybrand AG

                                 K. Fischer             L. Lipp
                                 Swiss Certified        Swiss Certified
                                 Public Accountant      Public Accountant
                                 Lead Auditor           Lead Auditor

Enclosures:
Consolidated financial statements
I   Consolidated balance sheet
II  Consolidated profit and loss account
III Statement of Cash Flow

IV  Notes to the consolidated financial statements

Basel, Aarau, Bern, Chur, Delsberg, Freiburg, Genf, Lausanne, Lugano, Luzern, Neuenburg, Sitten, Solothurn, St. Gallen, Winterthur, Zurich
Weltweit: Mitglied von Coopers & Lybrand International

CONSOLIDATED BALANCE SHEET AS AT DECEMBER 31, 1994


                                      31.12.1994    31.12.1993
                                        ---------   -----------
                                          CHF          CHF
ASSETS
CURRENT ASSETS
 Cash and banks
  Cash                                    18'558         5'571
  Postal checking account                289'966        59'423
  Banks                                1'701'609       437'954
                                        ---------   -----------
                                       2'010'133       502'948
                                        ---------   -----------

 Accounts receivable
  Trade accounts                       8'252'297     7'728'474
  Due from subsidiary USA                      0             0
                                        ---------   -----------
                                       8'252'297     7'728'474
                                        ---------   -----------

 Other accounts receivable
  Advances to suppliers                   28'878             0
  Prepaid expenses                       201'912       254'995
  Others                                 134'583       223'137
                                        ---------   -----------
                                         365'373       478'132
                                        ---------   -----------

 Inventory
  Machines                             4'662'265     7'442'222
  Finished goods                         358'777       366'253
                                        ---------   -----------
                                       5'021'042     7'808'475
                                        ---------   -----------
 Total CURRENT ASSETS                 15'648'845    16'518'029
                                        ---------   -----------

FIXED ASSETS
 Financial assets
  Investment in subsidiary USA                 0             0
  Other investments                       42'913        20'000
                                        ---------   -----------
                                          42'913        20'000
                                        ---------   -----------

 Tangible assets
  Land and buildings                   5'049'000     5'322'000
  Machines and installations           2'004'000     2'653'000
  Furniture, fixture and vehicles        543'522       691'444
  Electronic equipment                   545'000       719'000
                                        ---------   -----------
                                       8'141'522     9'385'444
                                        ---------   -----------
 Total FIXED ASSETS                    8'184'435     9'405'444
                                        ---------   -----------

Total ASSETS                          23'833'280    25'923'473
                                        =========   ===========

                                     31.12.1994    31.12.1993
                                       ---------   -----------
                                         CHF          CHF
LIABILITIES AND
 SHAREHOLDERS' EQUITY
LIABILITIES
 Trade accounts payable               1'397'962     1'085'578
 Other current liabilities
  Bank overdrafts                     4'202'755     1'774'464
  Bank loan (fixed term)              6'000'000     5'900'000
  Deposits from customers             1'089'861     2'615'706
  Accrued liabilities                   740'151     1'000'220
  Due to pension fund                    18'972       132'201
  Other pension-related
  liabilities                            85'254        83'379
  Due to shareholders                   632'002       295'371
  Other liabilities                      69'769        83'906
                                       ---------   -----------
                                     12'838'764    11'885'247
                                       ---------   -----------

 Long-term liabilities
  Loan from shareholders                      0       595'000

 Provisions
  Allowance for doubtful accounts     1'040'000       840'000
  Provision warranty                  1'000'000     2'120'000
  Deferred taxes                        340'000       705'000
                                       ---------   -----------
                                      2'380'000     3'665'000
                                       ---------   -----------
 Total LIABILITIES                   16'616'726    17'230'825
                                       ---------   -----------

SHAREHOLDERS' EQUITY
 Share capital                        3'000'000     3'000'000
 Reserves
  Legal reserve                       1'500'000     1'500'000
  Free reserve                        6'010'646     5'973'687
  Goodwill                              270'300       300'000
  Consolidation reserve                -544'989      -591'904
                                       ---------   -----------
                                      7'235'957     7'181'783
                                       ---------   -----------
 Deficit/Retained earnings
  Loss/Profit brought forward        -1'489'135        33'826
  Net loss for the year              -1'530'268    -1'522'961
                                       ---------   -----------
                                     -3'019'403    -1'489'135
                                       ---------   -----------
 Total SHAREHOLDERS' EQUITY           7'216'554     8'692'648
                                       ---------   -----------

Total LIABILITIES AND
 SHAREHOLDERS' EQUITY                23'833'280    25'923'473
                                       =========   ===========

CONSOLIDATED STATEMENT OF INCOME
for the year ended December 31, 1994

                                          1994         1993
                                        ---------   -----------
                                          CHF          CHF
MACHINES
 Sales                                30'397'460    31'529'159
 Material                             14'467'568    11'262'030
 Personnel                            12'850'807    14'171'507
 Other                                 4'268'244     5'419'831
                                        ---------   -----------
 Total cost of sales                  31'586'619    30'853'368
                                        ---------   -----------
 Gross profit - machines              -1'189'159       675'791
                                        =========   ===========

FINISHED GOODS
 Sales                                 1'982'829     1'689'123
 Material                                972'461       718'112
 Personnel                               512'740       568'055
 Other                                   298'505       336'961
                                        ---------   -----------
 Total cost of sales                   1'783'706     1'623'128
                                        ---------   -----------
 Gross profit - finished goods           199'123        65'995
                                        =========   ===========

TOTAL COMPANY
 Gross profit - machines              -1'189'159       675'791
 Gross profit - finished goods           199'123        65'995
                                        ---------   -----------
                                        -990'036       741'786
 Interest Income                         123'120        97'446
 Extraordinary income                  1'275'000       171'848
                                        ---------   -----------
                                         408'084     1'011'080
 Interest expenses                       542'674       681'736
 Depreciations                         1'313'835     1'798'945
 Taxes                                    81'843        53'360
                                        ---------   -----------

LOSS FOR THE YEAR                     -1'530'268    -1'522'961
                                        =========   ===========

STATEMENT OF CASH FLOW
as at December 31, 1994

                                                       31.12.1994    31.12.1993*
                                                        ---------   ------------
                                                          CHF            CHF
CASH FLOW FROM OPERATING ACTIVITIES
Net loss/income                                        -1'530'268     -1'522'961

ADJUSTMENT TO RECONCILE NET LOSS TO NET
 CASH PROVIDED BY OPERATING ACTIVITIES
 Depreciation                                           1'313'835      1'798'945
 Change in translation adjustment                          54'174       -655'240

 Change in assets and liabilities
  Increase/Decrease in accounts receivable               -523'823         89'382
  Decrease/Increase in other accounts receivable          112'759       -234'587
  Decrease in inventory                                 2'787'433      1'275'887
  Increase/Decrease in accounts payable                   312'384       -954'426
  Decrease/Increase in deposits from customers         -1'525'845      2'338'793
  Decrease/Increase in accrued liabilities               -260'069        106'478
  Decrease/Increase due to pension fund                  -113'229         22'461
  Increase/Decrease in other pension                        1'875       -475'251
  Increase/Decrease due to shareholders                   336'631       -725'142
  Decrease other liabilities                              -14'137       -370'451
  Increase in allowance for doubtful accounts             200'000         20'000
  Decrease in provision warranty                       -1'120'000        -80'000
  Decrease deferred taxes                                -365'000        -25'000
  Decrease other provisions                                     0        -20'000
                                                        ---------   ------------
 Total adjustments                                      1'196'988      2'111'849
                                                        ---------   ------------
 NET CASH USED IN OPERATING
  ACTIVITIES                                             -333'280        588'888
                                                        ---------   ------------

CASH FLOW FROM INVESTING ACTIVITIES
 Increase/Decrease in other investments                   -22'913        114'538
 Increase in land and buildings                           -36'000     -2'693'373
 Decrease/Increase in machines and installations           99'925        -72'644
 Increase in furniture, fixtures and vehicles             -13'853       -286'812
 Increase in electronic equipment                        -119'985       -199'538
                                                        ---------   ------------
 NET CASH USED IN INVESTING ACTIVITIES                    -92'826     -3'137'829
                                                        ---------   ------------

* not audited

                                            31.12.1994    31.12.1993
                                             ---------   -----------
                                               CHF           CHF
CASH FLOW FROM FINANCING ACTIVITIES
 Increase/Decrease in bank overdraft         2'428'291    -3'336'030
 Increase in bank loan                         100'000     5'900'000
 Dividend paid to shareholders                       0      -150'000
 Decrease loan to shareholders                -595'000             0
                                             ---------   -----------
 NET CASH PROVIDED BY FINANCING
  ACTIVITIES                                 1'933'291     2'413'970
                                             ---------   -----------

 NET INCREASE/DECREASE IN CASH
  AND CASH EQUIVALENTS                       1'507'185      -134'971
 CASH AND CASH EQUIVALENTS AT BEGINNING
  OF YEAR                                      502'948       637'919
                                             ---------   -----------
 CASH AND CASH EQUIVALENTS AT END
  OF YEAR                                    2'010'133       502'948
                                             =========   ===========

CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS as at December 31, 1994

                                                  31.12.1994    31.12.1993
                                                   ---------   -----------
                                                     CHF           CHF
GUARANTEES, GUARANTEE OBLIGATIONS
 AND PLEDGES
 Guarantees                                            8'312       186'639
 Guarantee obligations from export financing         405'816       488'251
 Pledge for Carnet ATA and customs                   158'000       150'000
 Bank guarantees for customer deposits               145'773       317'867
 Bank performance bonds                               68'010     1'666'019

OWNERSHIP LIMITATIONS - LAND AND BUILDINGS
 Balance-sheet value                               5'049'000     5'322'000
 Value for tax purposes                           14'000'000     8'190'000
 Pledges issued                                    6'175'000     6'175'000
 Pledges in effect                                 6'175'000     6'175'000

FIRE INSURANCE VALUES OF
 TANGIBLE ASSETS (AT REPLACEMENT VALUE)
 Land and buildings                               23'040'000    23'048'600
 Machines, fixtures and tangible assets           38'037'960    38'260'100

OBLIGATIONS TO PENSION FUNDS                         104'226       215'580
RELEASE OF HIDDEN RESERVES
 Net release (without tangible assets)             3'193'000     3'281'000
 Tangible assets                                        p.m.          p.m.

GENERAL NOTES

The consolidated financial statements (Balance Sheet and valuation guidelines) conform to the requirements of the Limited company law.

BASIS OF VALUATION

The consolidated financial statements are based upon book values as resulting from the individual closing statements drawn up under commercial law. There is therefore not a uniform valuation of all consolidated financial statements. For the consolidation, the principle of governing authority is used, that is to say, the financial statements which have been drawn up in accordance with the relevant country's regulations are taken into the consolidation without change.

BASIS OF CONSOLIDATION

Date of Balance Sheet

The consolidated companies close their financial year as at December 31, 1994 and 1993, respectively.

Content of consolidation

There is a full consolidation of the companies:

- L. Kellenberger & Co. AG, St. Gallen, Switzerland

- Kellenberger Inc., Elmsford / NY, USA

Kellenberger Inc. is a 100% subsidiary.

Capital consolidation

The capital consolidation of Kellenberger Inc. is performed in accordance with the German method, i.e. the book value of the investment shown in the Balance Sheet of L. Kellenberger & Co. AG is offset against the proportion of shareholders' equity shown on the Balance Sheet date by the subsidiary, excluding the year's income or loss. A positive difference between the investment value and shareholders' equity is taken into assets as goodwill; a negative goodwill is shown as a consolidation reserve. The share capital of
L. Kellenberger & Co. AG is the share capital of the group. There are no third parties involved in the shareholders' equity of the group. The group reserves contain the profits earned and retained by the group.

Calculation of foreign currencies

The valuation of foreign currencies is made for the Balance Sheet at the rates of exchange at the year-end, and for the income statement at average rates of exchange for the year.

        Valuation USD / CHF             1993     1994
-----------------------------------     -----   -------
- Balance Sheet positions             1.4000    1.3100
- Income Statement                    1.5000    1.3300

Currency differences are shown separately in the income statement.

Intercompany profits

Intercompany profits are eliminated.

Intercompany relationships

The intercompany accounts receivable and payable, as well as the expenses and income, are mutually eliminated.

CONSOLIDATED BALANCE SHEET AS AT SEPTEMBER 30, 1995

                                          9/30/95       9/30/94
                                          ---------   -----------
                                           CHF           CHF
A S S E T S
CURRENT ASSETS
 Cash and Cash equivalents                 720'019     1'092'306
 Accounts receivable
  Trade accounts                         6'017'435     4'453'465
  Due from subsidiary USA                        0             0
                                          ---------   -----------
                                         6'017'435     4'453'465
                                          ---------   -----------
 Other accounts receivable
  Advances to suppliers                          0             0
  Prepaid expenses                         135'362        94'625
  Others                                   985'055       176'099
                                          ---------   -----------
                                         1'120'417       270'724
                                          ---------   -----------
 Inventory
  Machines                               7'058'038     7'037'360
  Finished goods                           371'691       643'129
                                          ---------   -----------
                                         7'429'729     7'680'489
                                          ---------   -----------
 Total CURRENT ASSETS                   15'287'600    13'496'984
                                          ---------   -----------

FIXED ASSETS
 Financial assets
  Investment in subsidiary USA                   0             0
  Other investments                         47'014        49'491
                                          ---------   -----------
                                            47'014        49'491
                                          ---------   -----------
 Tangible assets
  Land and buildings                     4'888'000     5'117'250
  Machines and installations             1'426'000     2'166'250
  Furniture, fixture and vehicles          547'009       580'502
  Electronic equipment                     375'000       588'500
                                          ---------   -----------
                                         7'236'009     8'452'502
                                          ---------   -----------
 Total FIXED ASSETS                      7'283'023     8'501'993
                                          ---------   -----------

Total ASSETS                            22'570'623    21'998'977
                                          =========   ===========

                                          9/30/95       9/30/94
                                          ---------   -----------
                                           CHF           CHF
LIABILITIES AND
 SHAREHOLDERS' EQUITY
LIABILITIES
 Trade accounts payable                  2'016'256       980'492
 Other current liabilities
  Bank overdrafts                        2'372'622     2'172'473
  Bank loan (fixed term)                 7'000'000     6'000'000
  Deposits from customers                1'821'577       342'414
  Accrued liabilities                    1'505'123     1'171'972
  Due to pension fund                            0        -8'642
  Other pension-related liabilities              0             0
  Due to shareholders                      567'046       716'269
  Other liabilities                        676'940       364'507
                                          ---------   -----------
                                        13'943'308    10'758'993
                                          ---------   -----------
 Long-term liabilities
  Loan from shareholders                         0             0

 Provisions
  Allowance for doubtful accounts          900'000       840'000
  Provision warranty                     1'014'000     2'120'000
  Deferred taxes                           312'000       705'000
                                          ---------   -----------
                                         2'226'000     3'665'000
                                          ---------   -----------
 Total LIABILITIES                      18'185'564    15'404'485
                                          ---------   -----------

SHAREHOLDERS' EQUITY
 Share capital                           3'000'000     3'000'000
 Reserves
  Legal reserve                          1'500'000     1'500'000
  Free reserve                           6'010'646     6'010'646
  Goodwill                                 270'300       277'725
  Consolidation reserve                   -585'791      -578'519
                                          ---------   -----------
                                         7'195'155     7'209'852
                                          ---------   -----------
 Deficit / Retained earnings
  Loss / Profit brought forward         -3'019'403    -1'489'135
  Net loss for the period               -2'790'693    -2'126'225
                                          ---------   -----------
                                        -5'810'096    -3'615'360
                                          ---------   -----------

 Total SHAREHOLDERS' EQUITY              4'385'059     6'594'492
                                          ---------   -----------

Total LIABILITIES AND
 SHAREHOLDERS' EQUITY                   22'570'623    21'998'977
                                          =========   ===========

CONSOLIDATED STATEMENT OF INCOME
for the period ended September 30, 1995 and 1994

                                       (9 months)       (9 months)
                                           1995             1994
                                       ------------   --------------
                                           CHF              CHF
MACHINES
 Sales                                  19'138'829       22'798'095
 Material                                7'478'782       10'850'676
 Personnel                              10'432'581        9'638'105
 Other                                   3'402'275        3'201'183
                                       ------------   --------------
 Total cost of sales                    21'313'638       23'689'964
                                       ------------   --------------
 Gross profit - machines                -2'174'809         -891'869
                                       ============   ==============
FINISHED GOODS
 Sales                                   3'433'234        1'487'122
 Material                                1'674'330          729'346
 Personnel                                 417'303          384'555
 Other                                     238'159          223'879
                                       ------------   --------------
 Total cost of sales                     2'329'792        1'337'780
                                       ------------   --------------
 Gross profit - finished goods           1'103'442          149'342
                                       ============   ==============
TOTAL COMPANY
 Gross profit - machines                -2'174'809         -891'869
 Gross profit - finished goods           1'103'442          149'342
                                       ------------   --------------
                                        -1'071'367         -742'527
 Interest income                            64'745           92'340
 Extraordinary income                         -198                0
                                       ------------   --------------
                                        -1'006'820         -650'187
 Interest expenses                         463'391          407'005
 Depreciations                           1'285'104        1'007'651
 Taxes                                      35'378           61'382
                                       ------------   --------------
LOSS FOR THE PERIOD                     -2'790'693       -2'126'225
                                       ============   ==============

STATEMENT OF CASH FLOW
for the period ended September 30, 1995 and 1994

                                                       (9 months)      (9 months)
                                                          1995            1994
                                                      ------------   --------------
                                                          CHF             CHF
CASH FLOW FROM OPERATING ACTIVITIES
Net loss / income                                      -2'790'693      -2'126'225

ADJUSTMENT TO RECONCILE NET LOSS TO NET
 CASH PROVIDED BY OPERATING ACTIVITIES

 Depreciation                                           1'285'104       1'007'651
 Change in translation adjustment                         -40'802         -13'385

 Change in assets and liabilities
  Decrease in accounts receivable                       2'234'862       3'275'009
  Increase/Decrease in other accounts receivable         -755'044         207'408
  Increase/Decrease in inventory                       -2'408'687         127'986
  Increase/Decrease in accounts payable                   618'294        -105'086
  Increase/Decrease in deposits from customers            731'716      -2'273'292
  Increase in accrued liabilities                         764'972         171'752
  Decrease due to pension fund                            -18'972        -140'843
  Decrease in other pension                               -85'254         -83'379
  Decrease/Increase due to shareholders                   -64'956         420'898
  Increase in other liabilities                           607'171         280'601
  Decrease in allowance for doubtful accounts            -140'000               0
  Increase in provision warranty                           14'000               0
  Decrease deferred taxes                                 -28'000               0
                                                      ------------   --------------
 Total adjustments                                      2'714'404       2'875'320
                                                      ------------   --------------

 NET CASH USED IN / PROVIDED BY
  OPERATING ACTIVITIES                                    -76'289         749'095
                                                      ------------   --------------

CASH FLOW FROM INVESTING ACTIVITIES
 Increase in other investments                             -4'101         -29'491
 Increase in land and buildings                                 0               0
 Increase/Increase in machines an installations           -29'503          -6'691
 Increase in furniture, fixtures and vehicles            -164'467               0
 Increase in electronic equipment                        -185'621         -26'564
                                                      ------------   --------------
 NET CASH USED IN INVESTING ACTIVITIES                   -383'692         -62'746
                                                      ------------   --------------

                                              (9 months)       (9 months)
                                                 1995             1994
                                             ------------    --------------
                                                 CHF              CHF
CASH FLOW FROM FINANCING ACTIVITIES
 Decrease/Increase in bank overdraft          -1'830'133         398'009
 Increase in bank loan                         1'000'000         100'000
 Decrease loan to shareholders                         0        -595'000
                                             ------------    --------------
 NET CASH USED IN FINANCING
  ACTIVITIES                                    -830'133         -96'991
                                             ------------    --------------
 NET DECREASE/INCREASE IN CASH
  AND CASH EQUIVALENTS                        -1'290'114         589'358
 CASH AND CASH EQUIVALENTS AT BEGINNING
  OF YEAR                                      2'010'133         502'948
                                             ------------    --------------
 CASH AND CASH EQUIVALENTS AT END
  OF PERIOD                                      720'019       1'092'306
                                             ============    ==============

RECONCILIATION OF LOSS
for the years ended December 31, 1994 and 1993

                                                                 1994         1993
                                                               ---------   -----------
                                                                 USD          USD
Loss according to audited
 financial statements                                        -1'168'144    -1'087'829

Adjustments
 Current assets
 Increase/Decrease in allowance for doubtful accounts          -326'718        65'000
 Net dissolution of hidden reserves in inventory             -1'200'763    -1'595'714
 Variation in valuation of intercompany stock                    21'061             0

 Fixed assets
 Adjustment on depreciation                                    -365'649       -42'857
 Proceeds from sales                                            105'344             0

 Liabilities
 Dissolution of provision for pension liability                   9'924        10'000
 Dissolution of provision for warranty                           17'557             0
 Dissolution of provision for deferred taxes                    777'099       315'714
 Reversal of dissolution of provision for deferred taxes       -259'542             0
 Provision for federal Tax 1994                                 -19'084             0
 Reversal of dissolution of general provision                  -713'740             0
 Dissolution of provision for Indemnity Lutz                     11'450             0
                                                               ---------   -----------

LOSS FOR THE YEAR
 according to US GAAP                                        -3'111'205    -2'335'686
                                                               =========   ===========

                      Foreign exchange rate: 1 USD equals      CHF 1.31      CHF 1.40

                                     -20-
RECONCILIATION OF LOSS
for the period ended September 30, 1995 and 1994

                                                       (9 months)      (9 months)
                                                          1995            1994
                                                      ------------   --------------
                                                          USD             USD
Loss according to financial statements                 -2'325'578      -1'623'071

Adjustments
 Current assets
 Net dissolution of hidden reserves in inventory                0        -900'573

 Fixed assets
 Adjustment on depreciation                                     0        -274'237
 Proceeds from sales                                            0         105'344

 Liabilities
 Dissolution of provision for pension liability                 0           7'443
 Dissolution of provision for warranty                          0          13'168
 Dissolution of provision for deferred taxes                    0         582'824
 Provision for federal Tax 1994                                 0         -14'313
                                                      ------------   --------------

LOSS FOR THE YEAR
 according to US GAAP                                  -2'325'578      -2'103'415
                                                      ============   ==============
              Foreign exchange rate: 1 USD equals        CHF 1.20        CHF 1.31

                                     -21-
Item 7(b)

                       PRO FORMA FINANCIAL INFORMATION

On November 29, 1995, Hardinge Inc. ("Hardinge" or "the Company") completed the acquisition of 100% of the stock of L. Kellenberger & Co., AG and its subsidiary, Kellenberger, Inc. (collectively, "Kellenberger") for approximately $18,800,000 in cash. Approximately $1,800,000 of the acquisition price has been set aside in an escrow account to be released to the sellers after eighteen months, subject to specific post-closing adjustments provided for in the purchase agreement. The acquisition was financed principally through use of Hardinge's revolving credit agreement. However, Hardinge anticipates replacing that financing with longer term financing in the first quarter of 1996.
The following pro forma consolidated financial statements and accompanying notes should be read in conjunction with the audited consolidated financial statements of Hardinge and the related notes thereto which are included in the Company's Annual Report on Form 10-K for its year ended December 31,
1994, the Company's Current Report on Form 8-K dated November 29, 1995 (each as filed with the Securities and Exchange Commission) and the audited consolidated financial statements of Kellenberger that are filed herewith as
Item 7(a).

The unaudited pro forma consolidated financial statements do not necessarily reflect the actual results which would have occurred if the acquisition had taken place on the assumed dates, nor are they necessarily indicative of the results of future combined operations.

The pro forma adjustments to the Statement of Operations do not include any increases in revenue or decreases in costs that may occur as a result of the manufacturing, marketing and engineering synergies of the combined businesses, the effect of which have not yet been quantified by management.

                                 HARDINGE INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              September 30, 1995
                                 (Unaudited)
                                (In thousands)

                                                                                    Acquisition    Hardinge &
                                       Historical        Historical                  Pro Forma    Kellenberger
                                     Hardinge Inc.    Kellenberger (1)  Combined    Adjustments   Consolidated
                                    ---------------   ----------------   --------   -----------   -------------
Assets
Current assets:
 Cash                                   $  4,701          $   621        $  5,322     $    --       $  5,322
 Accounts receivable                      32,920            5,187          38,107        (776)(3)     37,331
 Notes receivable                          5,060               --           5,060          --          5,060
 Inventories                              67,886            6,405          74,291       6,746(2)      81,037
 Deferred income taxes                       981               --             981       1,534(4)       2,515
 Prepaid expenses                          1,482              966           2,448          --          2,448
                                    ---------------   ----------------   --------   -----------   -------------
Total current assets                     113,030           13,179         126,209       7,504        133,713
Property, plant and equipment, net        34,895            6,238          41,133      10,436(2)      51,569

Other assets:
 Notes receivable                         10,403               --          10,403          --         10,403
 Deferred income taxes                     1,365               --           1,365          --          1,365
 Other                                       760               41             801          --            801
                                    ---------------   ----------------   --------   -----------   -------------
                                          12,528               41          12,569          --         12,569
                                    ---------------   ----------------   --------   -----------   -------------
Total assets                            $160,453          $19,458        $179,911     $17,940       $197,851
                                    ===============   ================   ========   ===========   =============

                                 HARDINGE INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              September 30, 1995
                                 (Unaudited)
                                (In thousands)

                                                                                  Acquisition      Hardinge &
                                     Historical        Historical                  Pro Forma      Kellenberger
                                    Hardinge Inc.   Kellenberger (1)  Combined    Adjustments     Consolidated
                                  ---------------   ----------------    --------   ------------   -------------
Liabilities and  shareholders'
 equity
Current Liabilities:
 Accounts payable                     $  9,131           $ 1,738       $ 10,869     $     --        $ 10,869
 Notes payable to bank                      --             8,080          8,080           --           8,080
 Accrued expenses                        8,675             3,941         12,616        2,073(3,5)     14,689
 Accrued pension plan expense              368                --            368           --             368
 Accrued income taxes                      677                --            677           --             677
 Current portion long-term debt            714                --            714           --             714
                                  ---------------   ----------------    --------   ------------   -------------
Total current liabilities               19,565            13,759         33,324        2,073          35,397
Other liabilities:
 Long-term debt                          3,013                --          3,013       18,366 (6)      21,379
 Deferred taxes                             --               269            269        2,931 (2)       3,200
 Accrued employee benefits               6,074                --          6,074           --           6,074
 Other liabilities                          --             1,650          1,650       (1,650)(2,3,5)       --
                                  ---------------   ----------------    --------   ------------   -------------
                                         9,087             1,919         11,006       19,647          30,653
Shareholders' equity
 Common stocks                              65             2,586          2,651       (2,586) (7)         65
 Additional paid-in capital             54,933                --         54,933           --          54,933
 Retained earnings                      82,543             1,194         83,737       (1,194) (7)     82,543
 Treasury shares                          (627)               --           (627)          --            (627)
 Cumulative foreign currency
  translation adjustment                (1,640)               --         (1,640)          --          (1,640)
 Deferred employee benefits             (3,473)               --         (3,473)          --          (3,473)
                                  ---------------   ----------------    --------   ------------   -------------
Total shareholders' equity             131,801             3,780        135,581       (3,780)        131,801
                                  ---------------   ----------------    --------   ------------   -------------
Total liabilities and
 shareholders' equity                 $160,453           $19,458       $179,911     $ 17,940        $197,851
                                  ===============   ================    ========   ============   =============

                                 HARDINGE INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                 (Unaudited)
                   (In thousands, except per share amounts)

                                                                                 Acquisition     Hardinge &
                                        Historical      Historical                Pro Forma     Kellenberger
                                      Hardinge Inc.    Kellenberger  Combined    Adjustments    Consolidated
                                      --------------    -----------    -------    ----------   -------------
Net Sales                                $124,405         $18,968     $143,373                    $143,373
Cost of Sales                              81,846          15,513       97,359        (293) (8)     97,066
                                      --------------    -----------    -------    ----------   -------------
Gross Profit                               42,559           3,455       46,014         293          46,307
S G & A                                    26,311           5,416       31,727        (548) (8)     31,179
                                      --------------    -----------    -------    ----------   -------------
Income from Operations                     16,248          (1,961)      14,287         841          15,128
Interest Expense                            1,145             389        1,534         500  (8)      2,034
Interest (income)                            (622)            (54)        (676)                       (676)
(Gain) on sale of assets                     (326)                        (326)                       (326)
                                      --------------    -----------    -------    ----------   -------------
Income Before Income Taxes                 16,051          (2,296)      13,755         341          14,096
Income Taxes                                6,290              30        6,320        (613) (8)      5,707
                                      --------------    -----------    -------    ----------   -------------
 Net Income                              $  9,761         $(2,326)    $  7,435      $  954        $  8,389
                                      ==============    ===========    =======    ==========   =============
Earnings Per Share                         $ 2.11                                                   $ 1.81
Weighted average shares outstanding         4,634                                                    4,634

                                 HARDINGE INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1994
                                 (Unaudited)
                   (In thousands, except per share amounts)

                                                                                 Acquisition     Hardinge &
                                        Historical      Historical                Pro Forma     Kellenberger
                                      Hardinge Inc.    Kellenberger  Combined    Adjustments    Consolidated
                                      --------------    -----------    -------    ----------   -------------
Net Sales                                $117,336         $24,367     $141,703                    $141,703
Cost of Sales                              76,937          21,536       98,473        (315) (8)     98,158
                                      --------------    -----------    -------    ----------   -------------
Gross Profit                               40,399           2,831       43,230         315          43,545
S G & A                                    27,882           6,301       34,183        (705) (8)     33,478
                                      --------------    -----------    -------    ----------   -------------
Income from Operations                     12,517          (3,470)       9,047       1,020          10,067
Interest Expense                            1,479             408        1,887         605 (8)       2,492
Interest (income)                            (453)            (81)        (534)                       (534)
(Gain) on sale of assets                     (442)                        (442)                       (442)
                                      --------------    -----------    -------    ----------   -------------
Income Before Income Taxes                 11,933          (3,797)       8,136         415           8,551
Income Taxes                                5,214            (686)       4,528        (314) (8)      4,214
                                      --------------    -----------    -------    ----------   -------------
 Net Income                              $  6,719         $(3,111)    $  3,608      $  729        $  4,337
                                      ==============    ===========    =======    ==========   =============
Earnings Per Share                         $ 1.88                                                   $ 1.21
Weighted average shares outstanding         3,573                                                    3,573

                                 HARDINGE INC.
                   Notes to Pro Forma Financial Information
                                 (Unaudited)

(1) The pro forma consolidated balance sheet (unaudited) at September 30, 1995 and pro forma consolidated statements of operations (unaudited) for the year ended December 31, 1994 and the nine months ended September 30, 1995 give pro forma effect to the acquisition by Hardinge Inc. and Subsidiaries ("Hardinge") of 100% of the stock of L. Kellenberger & Co., AG and its subsidiary, Kellenberger, Inc. (collectively, "Kellenberger"). The following unaudited pro forma consolidated balance sheet of Hardinge as of September 30, 1995 has been prepared as if the transaction had occurred on that date using the purchase method of accounting.

The unaudited pro forma consolidated statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995, present the results of Hardinge as if the acquisition was consummated as of January 1, 1994.

The pro forma information should be read in conjunction with the following notes and the historical financial statements on which they are based. The unaudited pro forma consolidated financial statements do not necessarily reflect the actual results which would have occurred if the acquisition had taken place on the assumed dates, nor are they necessarily indicative of the results of future combined operations.

The financial information of Kellenberger included in these unaudited pro forma condensed financial statements has been derived from financial statements prepared in accordance with accounting principles generally accepted in Switzerland ("Swiss GAAP") and stated in Swiss francs. The financial statements have been translated to US dollars at the appropriate rates. The pro forma balance sheet as of September 30, 1995 has been translated at the exchange rate as of that day of $1:Sfr1.16. The pro forma statements of operations for twelve months ended 12/31/94 and the nine months ended 9/30/95 have been translated at the approximate average exchange rates in effect for those periods which were $1:Sfr1.33 and $1:Sfr1.19, respectively.

(2) Under purchase accounting, the assets and liabilities of the acquired business are required to be adjusted from historical amounts to their estimated fair values. The fair value of the assets and liabilities are based on information currently available to management and are believed to be reasonable. However, final purchase accounting adjustments may differ from these pro forma amounts. The following summarizes the adjustments to assets and liabilities of Kellenberger to bring them to fair value (including the tax impacts of such adjustments):

                                    Increase
Adjustments (in thousands)        (Decrease)
 -------------------------------   ---------
Inventories                         $ 6,746
Property, plant and equipment        10,436
Deferred tax liability                 2931
Other liabilities                       (96)

Swiss accounting and tax rules allow for aggressive write-off of inventories and plant and equipment through what are referred to as "hidden reserves". The increase in value of the inventory and $5,126 of the increase in property, plant and equipment result from adding back these reserves.

(3) Accounts receivable has been decreased by $776,000 reflecting a reclassification of allowance for doubtful accounts from other long term liabilities.

(4) Deferred income tax assets have been increased by $1,534,000 to reflect the tax benefit of net operating loss carryforwards. There is no valuation allowance against that asset since there are sufficient deferred tax liabilities to offset.

(5) Accrued expenses have been increased by $259,000 to reflect anticipated restructuring costs, $190,000 for miscellaneous accruals of costs not booked, and $846,000 to reflect transaction costs. Also, $778,000 representing a reserve for warranty has been reclassified to accrued expenses from other long term liabilities.

(6) Long term debt has been increased by $18,366,000 to reflect borrowings under Hardinge's revolving loan agreement to finance the acquisition.

(7) The common stock and retained earnings of Kellenberger have been eliminated in consolidation.

(8) For the purpose of determining the estimated pro forma effect of the acquisition of Kellenberger, the income statements have been adjusted as follow:

                                                                  Increase (decrease in income)
                                                            ------------------------------------------
                                                            Nine Months ended          Year ended
                                                            September 30, 1995     December 31, 1994
                                                            ------------------    --------------------
Decrease in S.G.&A. to reflect restructuring benefits            $450,000               $600,000

Net decrease in depreciation in Cost of Sales to
 reflect remaining useful lives of fixed assets and
 step-up in value                                                $293,000               $315,000

Net decrease in depreciation in S.G.&A. to reflect
 remaining useful lives of fixed assets and step-up in
 value                                                           $ 98,000               $105,000

Increase in interest to reflect costs of borrowing
 funds for acquisition                                           ($500,000)             ($605,000)

Increase in deferred tax asset to reflect the tax
 benefit of net operating loss carryforwards and the
 tax impact of acquisition adjustments                           $613,000               $314,000
                                                            ------------------    --------------------
Total impact on Net Income                                       $954,000               $729,000
                                                            ==================    ====================

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


                                   HARDINGE INC.
                                   (Registrant)




                                   By:  /s/ Malcolm L. Gibson
                                   --------------------------------------------
                                        Malcolm L. Gibson
                                        Senior Vice President, Chief Financial
                                        Officer and Assistant Secretary
                                        (Principal Financial Officer)


Dated: February 12, 1996

                               Index to Exhibits



Exhibits:

Exhibit 2 Stock Purchase Agreement, made as of November 16, 1995, by and among Leon Kellenberger, Ernst Albert Weber, Leonhard Kellenberger, Ralph Kellenberger, Christina Kellenberger, Gerda Kellenberger, Jurg Kellenberger, L. Kellenberger & Co. AG, and Hardinge Inc., including Exhibits 1.2, 2 and 3 thereto.

Exhibit 99.1      Press release dated November 29, 1995